Exhibit 10.1

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is made and entered into as of September 18, 2019, by and among PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and PRECISION BIOSCIENCES, INC. and ELO LIFE SYSTEMS, INC. (individually and collectively, jointly and severally, “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of May 15, 2019 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	Section 6.6 of the Agreement is hereby amended and restated, as follows:

6.6   Primary Depository. At all times when the aggregate balance of Borrower’s Cash at Bank and Bank’s affiliates is less than the Deposit Account Threshold, Borrower shall maintain, and shall cause all of its Subsidiaries to maintain, all depository and operating accounts with Bank and all investment accounts with Bank or Bank’s affiliates. At all times when the aggregate balance of Borrower’s Cash at Bank and Bank’s affiliates equals or exceeds the Deposit Account Threshold, Borrower and its Subsidiaries may maintain Cash balances that exceed the Deposit Account Threshold in depository, operating, and investments accounts outside of Bank or Bank’s affiliates, so long as each such account outside of Bank is subject to a dulyexecuted account control agreement in favor of Bank, and in form and substance reasonably satisfactory to Bank. Notwithstanding the foregoing, Precision UK may maintain a bank account in the United Kingdom, with such account not subject to an account control agreement in favor of Bank, so long as the balance in such account does not exceed $150,000 (or its USD equivalent) at any time. Prior to Borrower maintaining any investment accounts with Bank’s affiliates, Borrower, Bank, and any such affiliate shall have entered into a securities account control agreement with respect to any such investment accounts, in form and substance reasonably satisfactory to Bank.

2)	A new Section 7.13 is hereby added to the Agreement, as follows:

7.13 UK Subsidiary. Permit Precision UK to maintain cash exceeding $150,000 or non- cash assets exceeding a book value of $50,000 at any time.

3)	Bank’s notice addresses in Article 10 of the Agreement are hereby amended and restated, as follows:

If to Bank:	Pacific Western Bank
406 Blackwell Street, Suite 240
Durham, North Carolina 27701
Attn: Loan Operations Manager

Precision Biosciences, Inc. – 1st Amendment to LSA – Execution

FAX: (919) 314-3080
Email: loannotices@pacwest.com

with a Copy to:	Pacific Western Bank
131 Oliver Street, Suite 250
Boston, Massachusetts 02110 Attn: Scott Hansen
Email: shansen@pacwest.com

Precision Biosciences, Inc. – 1st Amendment to LSA – Execution

4)	Subsection (d) of the defined term “Permitted Invesment” in Exhibit A to the Agreement is hereby amended and restated, as follows:

(d) Investments of Subsidiaries in or to other Subsidiaries or Borrower and Investments by Borrower in Subsidiaries not to exceed $1,000,000 in the aggregate in any fiscal year;

5)	The following defined term is hereby added to Exhibit A of the Agreement, as follows: “Precision UK” means Precision Biosciences UK Limited, a private limited company formed under the laws of England and Wales and a wholly owned Subsidiary of Borrower.

6)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

7)

Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (except that any representations and warranties that expressly refer to an earlier date shall be true and correct in all material respects as of such date, and except for representations and warranties that by their terms include a materiality qualification, which shall be true and correct in all respects).

8)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

9)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)	this Amendment, duly executed by each Borrower;

Precision Biosciences, Inc. – 1st Amendment to LSA – Execution

b)

payment for all Bank Expenses incurred through the date of this Amendment, including Bank’s expenses for the documentation of this Amendment and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

c)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

Precision Biosciences, Inc. – 1st Amendment to LSA – Execution

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

PRECISION BIOSCIENCES, INC.	PACIFIC WESTERN BANK

By:	/s/ Abid Ansari	By:
Name:	Abid Ansari	Name:
Title:	CFO	Title:

ELO LIFE SYSTEMS, INC.

By:	/s/ Abid Ansari
Name:	Abid Ansari
Title:	CFO

[Signature Page to First Amendment to Loan and Security Agreement]

Precision Biosciences, Inc. – 1st Amendment to LSA – Execution

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

PRECISION BIOSCIENCES, INC.	PACIFIC WESTERN BANK

By:	By:	/s/ Joseph Holmes Dague
Name:	Name:	Joseph Holmes Dague
Title:	Title:	Senior Vice President

ELO LIFE SYSTEMS, INC.

By:
Name:
Title:

[Signature Page to First Amendment to Loan and Security Agreement]

Precision Biosciences, Inc. – 1st Amendment to LSA – Execution